CONDENSED CONSOLIDATED BALANCE SHEETS - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Current Assets:
Cash	$ 3,791,586	$ 14,055,777
Prepaid expenses and other current assets	1,012,451	521,880
Total Current Assets	4,804,037	14,577,657
Patent acquisition costs, net	25,546	27,150
Total Assets	4,829,583	14,604,807
Current Liabilities:
Accounts payable	1,685,138	3,380,782
Accrued expenses	1,556,460	1,839,706
Total Liabilities	3,241,598	5,220,488
Commitments and Contingencies
Shareholders' Equity:
Share capital of $0.0001 par value Authorized: 10,000,000,000 ordinary shares; issued and outstanding: 3,964,979,023 and 3,847,331,923 at June 30, 2021 and December 31, 2020, respectively	396,498	384,733
Additional paid-in capital	141,883,409	139,734,651
Capital Redemption Reserve	52,193,811	52,193,811
Accumulated other comprehensive loss	(420,086)	(648,065)
Accumulated deficit	(192,465,647)	(182,280,811)
Total Shareholders' Equity	1,587,985	9,384,319
Total Liabilities and Shareholders' Equity	$ 4,829,583	$ 14,604,807